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Trustmark
Banking and Financial Solutions

Keefe, Bruyette & Woods Bank Conference
Boston, Massachusetts
March 1, 2011

Forward-Looking Statements

Trustmark
Banking and Financial Solutions

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. (You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.) Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark is Uniquely Positioned to Capitalize on Market Opportunities

- ✓ **Strong market share in legacy markets with growth potential in Houston and Memphis**
- ✓ **Diversified and stable business mix**
- ✓ **Proven ability to generate superior profitability through the cycle**
- ✓ **Solid credit quality as a result of diligent credit risk management**
- ✓ **Robust capital position provides strategic flexibility**

Strong Market Share in Legacy Markets
Growth Opportunities in Houston and Memphis

Trustmark Banking and Financial Solutions

2010 Financial Highlights

Total Assets	$9.6 billion
Total Loans HFI	$6.1 billion
Total Deposits	$7.0 billion
TCE/TA	9.11%
Risk-based Capital Ratio	15.77%
Net Income	$100.6 million
ROAA	1.08%
Return on Average Tangible Common Equity	12.31%

Integrated Provider of Financial Solutions

- 150 Retail Banking Centers
- Commercial Banking and Treasury Services
- Mortgage Banking
- Wealth Management
- Insurance

Total Shareholder Return (as of 12/31/2010)

One Year	14.97%
Three Year	12.36%
Five Year	10.10%

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Advice that works.



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida

Strong Market Share

Diversified and Stable Business Mix

For The Year Ended December 31, 2010

($ in millions)

Total Revenue $518


Auto/Credit Card $14
Mortgage $54
Treasury & Other $81
Insurance $28
Wealth Management $27
11%
3%
16%
5%
5%
Memphis, TN 3%
Houston, TX 7%
FL Panhandle 2%
MS-Other 19%
Jackson 29%
Commercial – Retail Banking $313

Total Noninterest Income $166


Service Charges $55
General Banking $32
33%
19%
14%
18%
16%
Wealth Management $23
Mortgage $29
Insurance $27

Fee Income to Total Revenue 32%

Diversified Revenue Base

Proven Ability to Generate Superior Profitability

Trustmark
Banking and Financial Solutions

($ in millions)

Profitability and Key Ratios	2009	Q1-10	Q2-10	Q3-10	Q4-10	2010
Net Income Available to Common Shareholders	$73.0[(1)]	$23.5	$26.2	$25.9	$25.2	$100.6
Return on Average Assets	0.98%	1.02%	1.13%	1.11%	1.07%	1.08%
Return on Average Tangible Common Equity	10.80%[(1)]	11.98%	12.92%	12.38%	11.96%	12.31%

2010 Return on Average Assets



2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
CFR 1.21
TRMK 1.08
HBHC 0.62
IBKC 0.47
FHN 0.24
BXS 0.17
STI 0.12
RF -0.40
WTNY -1.22
SNV -2.49
UCBI -4.53

2010 Return on Average Tangible Common Equity [(2)]



20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
CFR 14.24
TRMK 12.31
HBHC 6.84
IBKC 5.26
BXS 2.68
FHN -2.58
RF -8.60
WTNY -16.67
SNV -40.77
UCBI -43.14

(1) TRMK net income available to common shareholders includes $20 million of dividends and discount accretion on $215 million of TARP Preferred Stock redeemed in the fourth quarter of 2009.
(2) Metric not available for STI

Source: SNL Financial

Superior Profitability

... Driven by Best in Class Net Interest Margin and Efficiency Ratio

Trustmark
Banking and Financial Solutions

- ✓ Best in class margin resulting from disciplined loan and deposit pricing and prudent investment portfolio management
- ✓ Management's focus on expense initiatives has translated into a top tier operating platform



2010 Net Interest Margin—FTE
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.41
4.08
4.02
3.88
3.70
3.56
3.38
3.26
3.17
3.09
2.90
TRMK
WTNY
CFR
HBHC
BXS
UCBI
STI
SNV
FHN
IBKC
RF



2010 Efficiency Ratio(1)
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
56.5
59.0
60.2
64.7
65.1
65.3
65.4
67.5
68.7
70.1
83.4
TRMK
CFR
UCBI
STI
BXS
HBHC
SNV
RF
FHN
IBKC
WTNY

(1) Efficiency ratio calculated as noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.

Source: SNL Financial

Core Earnings Strength

Balanced Loan Portfolio

December 31, 2010

($ in millions)

✓ Total loans held for investment decreased $259.6 million from the prior year to $6.1 billion
- Construction and land development loans declined $246.8 million
- Indirect auto portfolio declined $192.2 million
- Loans in other business lines expanded $179.4 million

Commercial Loans $3,990



Construction & Land Development $527
13%
C & I $1,063
27%
CRE Income Producing $749
19%
Owner Occupied RE $748
19%
State & Political Subs $339
8%
Other $564
14%

Consumer Loans $2,070



Branch Direct $757
37%
Indirect $206
10%
Credit Card $42
2%
Home Mortgage $1,014
49%
Other $50
2%

Total Loans Held for Investment $6,060

Prudent Credit Risk Management

December 31, 2010
($ in millions)

- ✓ During 2010, the Florida construction and land development portfolio was reduced by 33.6% to $132.0 million. At year end 2010, the associated reserve on this portfolio was $16.4 million, or 12.41%.
- ✓ Allocation of $93.5 million allowance for loan losses represented 1.94% of commercial loans and 0.78% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.54%

	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans *(including HFS)*	$444.4	$4,449.0	$533.2	$786.6	$6,213.3
Nonaccrual Loans	$53.8	$39.8	$14.7	$34.6	$142.9
Other Real Estate	$32.4	$24.2	$16.4	$13.7	$86.7
Nonperforming Assets	$86.1	$64.0	$31.1	$48.4	$229.6
Nonperforming Assets/Total Loans + ORE	18.06%	1.43%	5.66%	6.05%	3.64%
Provision for Loan Losses	$19.9	$14.2	$5.6	$9.8	$49.5
Net Charge-offs	$28.7	$19.0	$6.6	$5.5	$59.7



TRMK 2010 NCOs/Average Loans
8.00%
7.20%
6.40%
5.60%
4.80%
4.00%
3.20%
2.40%
1.60%
0.80%
0.00%
5.85%
0.42%
1.20%
0.71%
0.95%
Florida
Mississippi
Tennessee
Texas
Total



Peer 2010 NCOs/Average Loans
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.46
0.52
0.95
1.01
1.93
2.45
3.01
3.17
4.04
4.09
5.76
IBKC
CFR
TRMK
HBHC
BXS
STI
FHN
RF
WTNY
UCBI
SNV

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.
Source: SNL Financial

Stable Credit Quality

Dependable, Low Cost Core Funding Base

December 31, 2010

($ in millions)

Total Deposits $7,045



Noninterest Checking $1,637
23%
Time $2,125
30%
4%
Savings $306
16%
26%
Interest Checking $1,863
Money Market $1,114

Loans HFI / Deposits



120%
100%
80%
60%
40%
20%
0%
110
94
88
88
86
82
77
76
73
72
56
FHN
STI
SNV
RF
TRMK
BXS
WTNY
IBKC
HBHC
UCBI
CFR

2010 Cost of Interest Bearing Deposits



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.33
0.72
0.85
0.88
0.92
1.04
1.25
1.31
1.32
1.34
1.45
CFR
WTNY
FHN
TRMK
STI
RF
HBHC
SNV
BXS
BKC
UCBI

Source: SNL Financial and company reports

Robust Capital Position Provides Strategic Flexibility

- ✓ Optimized capital structure; continued leadership position in capital strength among mid-cap peers
- ✓ Existing capital base could support $2 billion to $3 billion in additional assets while maintaining appropriate capital ratios.

	Q4-09	Q1-10	Q2-10	Q3-10	Q4-10
Tangible Common Equity / Tangible Assets	8.67%	9.11%	9.32%	9.34%	9.11%
Tier 1 Risk-Based Capital Ratio	12.61%	13.15%	13.53%	13.75%	13.77%
Total Risk-Based Capital Ratio	14.58%	15.15%	15.53%	15.75%	15.77%



($ in millions)
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
$300
$100
$1,435
$1,560
$1,330
$1,389
$1,588
$1,110
$1,129
$1,142
$1,159
$1,150
$799
$818
$833
$851
$842
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
Common Equity
Tangible Common Equity
Market Cap

Robust Capital Position and Attractive Dividend

Trustmark Banking and Financial Solutions

- ✓ Given quality and stability of earnings, Trustmark has increased its dividend over time and maintained it through the cycle
- ✓ Trustmark is one of the 28 largest banks (1) in the U.S. that maintained its dividend since September 2007

Tangible Common Equity / Tangible Assets (3)



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.7
9.7
9.1
8.9
8.9
7.0
6.9
6.7
6.0
5.9
IBKC
HBHC
TRMK
FHN
CFR
BXS
WTNY
SNV
UCBI
RF

Trustmark's Annual Dividend - Last 20 Years



$0.92
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
1989
1992
1995
1998
2001
2004
2007
2010

Dividend Yield (2)



6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.5
3.7
3.0
2.8
2.3
1.5
0.6
0.3
0.1
0.0
0.0
BXS
TRMK
CFR
HBHC
IBKC
SNV
RF
WTNY
STI
FHN
UCBI

(1) Top 100 U.S. Banks ranked by total assets as of December 31, 2010, as reported data
(2) Indicated annual dividend at December 31, 2010 as percent of year end closing price
(3) Metric not available for STI
Source: SNL Financial

Robust Capital Position and Attractive Dividend

Well Positioned for Continued Success

	Industry	TRMK
Economy	✓ Slow recovery with continued uncertainty	✓ Trustmark's core franchise provides stability and profitability ✓ Growth opportunities in Houston and Memphis (and throughout the franchise) when economy normalizes
Interest Rates	✓ Exceptionally low interest rates	✓ Maintain net interest income
Credit	✓ Continued elevation in credit costs	✓ Anticipate additional reductions in problem assets and provisioning
Regulatory Reform	✓ Reg E and Durbin Amendment provide revenue headwinds	✓ Evaluating products and services structure to mitigate potential impact of regulatory reform ✓ Reg E – Opt in 72% response rate, 79% accepted OD protection; • Potential revenue reduction of Opt-in estimated at $3 to $4 million in 2011 • Potential revenue reduction of additional regulatory guidance estimated at $3 to $5 million in 2011 ✓ Durbin Amendment - potential revenue reduction of $4 to $6 million in 2011 if implemented as written and in the estimated time frame
	✓ Anticipate higher regulatory capital requirements	✓ Robust capital position provides significant flexibility; capacity to increase assets by $2 to $3 billion and maintain capital at appropriate levels
Consolidation	✓ Sluggish economic environment coupled with increased credit costs and reduced revenue from regulatory reform will likely result in increased consolidation	✓ Ability to leverage existing capital base ✓ Proven capabilities to successfully acquire and integrate financial services firms

Strategic Priorities

- ✓ Continue to manage through challenging business cycle
- ✓ Aggressively work to dispose of ORE
- ✓ Maintain fortress balance sheet and appropriate capital ratios
- ✓ Position organization for success in new regulatory reform environment
- ✓ Prudent investments to support revenue growth
- ✓ Seek strategic opportunities to enhance long-term shareholder value

Priorities in 2011

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Jackson Metro

Trustmark
Banking and Financial Solutions



MADISON
Canton
Natchez Trace Pkwy
Flora
Ross Barnett Reservoir
Madison
Ridgeland
MISSISSIPPI
Bolton
Clinton
HINDS
Raymond
Pearl
Brandon
Pelahatchie
RANKIN
Richland
Florence
Banking center



Trustmark Bank

- Trustmark has $2.1 billion in loans and $3.4 billion in deposits+
- Maintain market dominance through cross-selling and retention

County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	250,044	-0.67%	40.58%	21
Rankin	146,177	9.82%	33.09%	11
Madison	97,343	11.41%	21.54%	8
TOTAL	**493,564**	**4.82%**	**35.05%**	**40**

\+ As of 12/31/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI

Houston MSA

Trustmark
Banking and Financial Solutions



Banking center
M O N T G O M E R Y
Shenandoah
The Woodlands
Splendora
LIBERTY
GRIMES
Hempstead
Prairie View
Tomball
Spring Creek
Kingwood
Waller
WALLER
Humble
Lake Houston
T E X A S
Aldine
Jersey Village
Greens Bayou
Sheldon Reservoir
Barrett
San Jacinto
H A R R I S
Highlands
San Felipe
Brookshire
Katy
AUSTIN
I-10 Hov Ln
Bunker Hill Village
Spring Valley
Piney Point Village
Houston
Jacinto City
Channelview
Buffalo Bayou
Baytown
Galena Park
Bellaire
Pasadena
Deer Park
La Porte
Simonton
Wallis
Sugar Land
Brays Bayou
South Houston
Armand Bayou
Stafford
Richmond
Missouri City
Taylor Lake Village
F O R T B E N D
WHARTON
Rosenberg
Pearland
Clear Creek
Webster
East Bernard
BRAZORIA
Friendswood
Bacliff
Smithers Lake
Manvel
GALVESTON



Trustmark Bank

- **Trustmark has $787 million in loans and $456 million in deposits+**
- **Building stronger Commercial, Retail, and Wealth Management platforms**

Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,017,013	10.46%	0.37%	16

+ As of 12/31/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI

Memphis MSA

Trustmark
Banking and Financial Solutions


Trustmark


Rosemark
Millington
Arlington
Lakeland
TENNESSEE
Loosahatchie
Somerville
Marion
Bartlett
Eads
Memphis
Fisherville
Williston
FAYETTE
Lake McKellar
Rossville Junction
SHELBY
Lake
Memphis
MARSHALL
Byhalia
DE SOTO
Hernando
Coldwater
MISSISSIPPI
Banking center

- Trustmark has $399 million in loans and $637 million in deposits+
- Focus on middle market commercial and real estate lending

Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,325,833	4.28%	2.83%	22

\+ As of 12/31/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI

Florida Panhandle





HOLMES
WASHINGTON
OKALOOSA
FLORIDA
WALTON
BAY
Choctawhatchee Bay
Fort Walton Beach
Destin
Niceville
Valparaiso
Redbay
Freeport
Vernon
Wausau
Santa Rosa Beach
Miramar Beach
Laguna Beach
West Bay
Southport
Lynn Haven
Hiland Park
Cedar Grove
Springfield
Callaway
Parker
Panama City
Panama City Beach

- Trustmark has $444 million in loans and $218 million in deposits+
- Cross-sell to Fisher-Brown's commercial insurance customers
- Focus on commercial lending and expansion of wealth management

County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,196	2.72%	4.57%	4
Okaloosa	191,856	3.29%	1.32%	1
Walton	57,960	9.34%	7.67%	3
Total	**420,012**	**3.89%**	**3.27%**	**8**

+ As of 12/31/2010
++ As of 6/30/2010
Source: SNL Financial and ESRI

Owner-Occupied CRE

December 31, 2010

($ in thousands)

Loan Type	Total Commercial Real Estate Loans $	Total Commercial Real Estate Loans % of Total Loans	Florida $	Florida % of Loan Type	Mississippi (1) $	Mississippi (1) % of Loan Type	Tennessee (2) $	Tennessee (2) % of Loan Type	Texas $	Texas % of Loan Type
Office	$ 123,688	16.5%	$ 18,296	14.8%	$ 63,318	51.2%	$ 18,255	14.8%	$ 23,819	19.3%
Churches	117,552	15.7%	2,182	1.9%	54,153	46.1%	55,744	47.4%	5,473	4.7%
Industrial warehouses	94,574	12.6%	2,444	2.6%	57,326	60.6%	400	0.4%	34,404	36.4%
Health care	80,649	10.8%	11,051	13.7%	54,918	68.1%	7,080	8.8%	7,600	9.4%
Convenience stores	61,913	8.3%	1,277	2.1%	35,271	57.0%	2,855	4.6%	22,510	36.4%
Retail	36,556	4.9%	5,732	15.7%	22,688	62.1%	1,521	4.2%	6,615	18.1%
Restaurants	30,537	4.1%	800	2.6%	24,053	78.8%	3,994	13.1%	1,690	5.5%
Auto dealerships	20,875	2.8%	606	2.9%	15,530	74.4%	1,516	7.3%	3,223	15.4%
Other	182,422	24.4%	7,087	3.9%	90,045	49.4%	36,635	20.1%	48,655	26.7%
Total owner-occupied loans	$ 748,766	100.0%	$ 49,475	6.6%	$ 417,302	55.7%	$ 128,000	17.1%	$ 153,989	20.6%

By Type



Office
$123,688
17%
Churches
$117,552
16%
Industrial
warehouses
$94,574
13%
Health care
$80,649
11%
Convenience
stores $61,913
8%
Retail $36,556
5%
Restaurants
$30,537
4%
Auto
dealerships
$20,875
3%
Other
$182,422
24%

By Region



Texas
$153,989
21%
Florida
$49,475
7%
Mississippi (1)
$417,302
56%
Tennessee (2)
$128,000
17%

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Income Producing CRE

December 31, 2010

($ in thousands)

Loan Type	Total Commercial Real Estate Loans $	% of Total Loans	Florida $	% of Loan Type	Mississippi (1) $	% of Loan Type	Tennessee (2) $	% of Loan Type	Texas $	% of Loan Type
Retail	$173,601	23.2%	$48,945	28.2%	$69,985	40.3%	$25,096	14.5%	$29,575	17.0%
Office	159,603	21.3%	48,885	30.6%	79,015	49.5%	13,769	8.6%	17,934	11.2%
Nursing homes/assisted living	122,440	16.3%	-	0.0%	112,501	91.9%	4,564	3.7%	5,375	4.4%
Hotel/motel	68,124	9.1%	13,084	19.2%	29,849	43.8%	11,098	16.3%	14,093	20.7%
Industrial	36,273	4.8%	9,355	25.8%	5,132	14.1%	1,246	3.4%	20,540	56.6%
Health care	13,505	1.8%	-	0.0%	12,377	91.6%	59	0.4%	1,069	7.9%
Convenience stores	12,343	1.6%	456	3.7%	6,736	54.6%	2,476	20.1%	2,675	21.7%
Other	163,453	21.8%	13,050	8.0%	67,199	41.1%	12,819	7.8%	70,385	43.1%
Total income producing loans	$749,342	100.0%	$ 133,775	17.9%	$ 382,794	51.1%	$ 71,127	9.5%	$ 161,646	21.6%

By Type



Other $163,453
Convenience stores $12,343
Health care $13,505
Industrial $36,273
Hotel/motel $68,124
Nursing homes/assisted living $122,440
Retail $173,601
Office $159,603
22%
23%
2%
2%
5%
9%
16%
21%

By Region



Texas $161,646
Florida $133,775
Tennessee (2) $71,127
Mississippi (1) $382,794
22%
18%
9%
51%

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Construction, Land Development and Other Land Loans
December 31, 2010
($ in thousands)

Loan Type	Total Construction, Land Development and Other Land Loans $	Total Construction, Land Development and Other Land Loans % of Total Loans	Florida $	Florida % of Loan Type	Mississippi (1) $	Mississippi (1) % of Loan Type	Tennessee (2) $	Tennessee (2) % of Loan Type	Texas $	Texas % of Loan Type
Lots	$ 83,183	14.3%	$ 46,907	56.4%	$ 22,764	27.4%	$ 1,955	2.4%	$ 11,557	13.9%
Development	156,860	26.9%	21,144	13.5%	56,717	36.2%	7,420	4.7%	71,579	45.6%
Unimproved land	212,417	36.4%	57,811	27.2%	94,586	44.5%	24,094	11.3%	35,926	16.9%
1-4 family construction	89,232	15.3%	2,277	2.6%	60,875	68.2%	5,019	5.6%	21,061	23.6%
Other construction	41,624	7.1%	3,882	9.3%	11,094	26.7%	5,414	13.0%	21,234	51.0%
Construction, land development and other land loans	$583,316	100.0%	$ 132,021	22.6%	$246,036	42.2%	$ 43,902	7.5%	$ 161,357	27.7%



By Type
Other construction $41,624
7%
Lots $83,183
14%
1-4 family construction $89,232
15%
27%
Development $156,860
36%
Unimproved land $212,417



By Region
Texas $161,357
28%
Florida $132,021
23%
8%
Tennessee (2) $43,902
42%
Mississippi (1) $246,036

(1) Mississippi includes Central and Southern Mississippi regions.
(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Florida Loans

December 31, 2010

($ in thousands)

Loan Type	$	% of Loans
Construction, land development and other land loans	$ 132,021	29.7%
Secured by 1-4 family residential properties	72,114	16.2%
Secured by nonfarm, nonresidential properties	183,250	41.2%
Other real estate secured	14,038	3.2%
Commercial and industrial loans	16,053	3.6%
Consumer loans	1,487	0.3%
Other loans	25,488	5.7%
Total Loans	$444,451	100.0%

Construction, Land development and Other Land Loans	$	% of Loans
Lots	$ 46,907	35.5%
Development	21,144	16.0%
Unimproved land	57,811	43.8%
1-4 family construction	2,277	1.7%
Other construction	3,882	2.9%
Construction, land development and other land loans	$ 132,021	100.0%

By Loan Type

$444 million


Commercial and industrial loans $16,053
Consumer loans $1,487
Other loans $ 25,488
Other real estate secured $14,038
6%
4%
3%
.03%
30%
Construction, land development and other land loans $132,021
41%
16%
Secured by nonfarm, nonresidential properties $183,250
Secured by 1-4 family residential properties $72,114

Construction, Land Development and Other Land Loans

$132 million


1-4 family construction $2,277
Other construction $3,882
2%
3%
36%
Lots $46,907
44%
16%
Unimproved land $57,811
Development $21,144

Florida Loans

December 31, 2010

($ in thousands)

Trustmark
Banking and Financial Solutions

FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Special Mention (2)	Accruing	Nonimpaired Nonaccrual	Impaired Nonaccrual (4)	Loan Loss Reserves	Loan Loss Reserve % of Total Loans
	December 31, 2010							
				Classified (3)				
Construction, land development and other land loans:								
Lots	$ 46,907	$ 15,964	$ 671	$ 10,037	$ 3,233	$ 2,023	$ 4,192	8.94%
Development	21,144	11,152	-	3,753	99	7,300	4,272	20.20%
Unimproved land	57,811	37,098	21,676	2,164	779	12,479	7,629	13.20%
1-4 family construction	2,277	1,081	-	-	-	1,081	32	1.41%
Other construction	3,882	302	-	302	-	-	259	6.67%
Construction, land development and other land loans	132,021	65,597	22,347	16,256	4,111	22,883	16,384	12.41%
Commercial, commercial real estate and consumer	312,430	73,928	12,522	34,627	7,652	19,127	7,276	2.33%
Total Florida loans	$444,451	$ 139,525	$ 34,869	$ 50,883	$ 11,763	$ 42,010	$ 23,660	5.32%

1) Criticized loans equal all special mention and classified loans.
2) Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
3) Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
4) All nonaccrual loans over $500 thousand are individually assessed for impairment. Impaired loans have been determined to be collateral dependent and assessed using a fair value approach. Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals. Appraised values are adjusted down for costs associated with asset disposal. At the time a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset's net realizable value is charged off. However, as subsequent events dictate and estimated net realizable values decline, required reserves are established.

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services
Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC .

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com

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Banking and Financial Solutions